July 9, 2021
Pioneer Fund
Supplement to the Prospectus dated May 1, 2021 (as revised June 9, 2021)
Principal investment strategies
The following replaces the corresponding information under the heading
“
Principal investment strategies
”
in the section entitled
“
Fund summary
”
:
The fund invests in a broad group of carefully selected securities that the fund's adviser believes are reasonably priced, rather than in securities whose prices reflect a premium resulting from their current market popularity.
The fund invests predominantly in equity securities. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as securities of other investment companies
(including mutual funds, exchange-traded funds and closed-end funds) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks.
The fund primarily invests in securities of U.S. issuers. The fund may invest up to 15% of its total assets in securities of non-U.S. issuers. The fund will not invest more than 5% of its total assets in the securities of emerging markets issuers.
The fund may invest up to 15% of its net assets in REITs.
The fund may invest in initial public offerings of equity securities. The fund may also invest in investment grade and below investment grade debt securities (known as
“
junk bonds
”
).
The fund may, but is not required to, use derivatives. The fund may use derivatives, such as stock index futures and options, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations. The fund may also hold cash or other short-term investments.

The fund's investment adviser uses a value approach to select the fund's investments to buy and sell. Using this investment style and environmental, social and corporate governance (ESG) analysis described below, the adviser seeks securities selling at reasonable prices or substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. The adviser evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospects for earnings growth. In making that assessment, the adviser employs fundamental research and an evaluation of the issuer based on its financial statements and operations. In selecting securities, the adviser considers a security's potential to provide a reasonable amount of income. The adviser focuses on the quality and price of individual issuers.
The adviser integrates ESG analysis into its investment process by focusing on companies with sustainable business models and evaluating ESG-related risks as part of its research recommendations. In addition, the adviser generally excludes corporate issuers that do not meet or exceed minimum
ESG standards, based on a system that uses ESG ratings provided by third parties or internal sources. When using ESG ratings to exclude corporate issuers and evaluating ESG issues generally, the adviser considers ratings in the context of an issuer’s respective sector or industry. The fund generally will not invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco products and certain controversial military weapons, and the operation of thermal coal mines and gambling casinos and other gaming businesses.

32589-00-0721

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Underwriter of Pioneer mutual funds

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